PROSPECTUS SUPPLEMENT -- July 22, 2004*
         AXP(R) Cash Management Fund (Sept. 29, 2003) S-6320-99 Z (9/03)
          AXP(R) Tax-Free Money Fund (Feb. 27, 2004) S-6433-99 Y (2/04)

The information in the "Investment Manager" section regarding who manages the Fund's portfolio is being replaced with:

The team that manages the Fund's portfolio is led by:

Jamie Jackson, Portfolio Manager

o    Leader of the liquid assets sector team.

o    Joined AEFC in June 2003.

o Prior to that, co-head of U.S. Investment Grade Fixed Income, UBS Global Asset Management from 1997 to 2003, responsible for strategy formulating and trading.

o    Began investment career in 1988.

o    MBA, Marquette University.

The rest of the section remains the same.




S-6320-28 A (7/04)
*Valid until next prospectus update
Destroy March 1, 2005